UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

NuStar GP Holdings, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF 2015 ANNUAL MEETING OF UNITHOLDERS

The Board of Directors has determined that the 2015 Annual Meeting of Unitholders of NuStar GP Holdings, LLC will be held on Wednesday, April 22, 2015 at 10:30 a.m., Central Time, at its corporate headquarters, 19003 IH-10 West, San Antonio, Texas, 78257, for the following purposes:

(1)                              To elect one Class III director to serve until the 2018 Annual Meeting or until his successor is elected and has been qualified;

(2)                              To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2015; and

(3)                              To transact any other business properly brought before the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.  Accordingly, on or about March 10, 2015, we are sending our unitholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access the proxy statement and Annual Report on Form 10-K for the year ended December 31, 2014 over the Internet and how to vote online (www.proxyvote.com).  The Notice also contains instructions on how to request a paper copy of our proxy materials.  We believe that this process helps expedite unitholders’ receipt of proxy materials, lower the costs of our annual meeting and conserve natural resources.

By order of the Board of Directors,

Amy L. Perry
Senior Vice President, General Counsel–Corporate & Commercial Law and Corporate Secretary

NuStar GP Holdings, LLC

19003 IH-10 West

San Antonio, Texas 78257

March 9, 2015

NUSTAR GP HOLDINGS, LLC

PROXY STATEMENT

2015 ANNUAL MEETING OF UNITHOLDERS

April 22, 2015

GENERAL INFORMATION

INTRODUCTION

Our Board is soliciting proxies to be voted at the 2015 Annual Meeting of Unitholders on April 22, 2015 (the 2015 Annual Meeting).  The accompanying notice describes the time, place and purposes of the 2015 Annual Meeting.  Unless otherwise indicated, the terms “NuStar,” “we,” “our” and “us” are used in this proxy statement to refer to NuStar GP Holdings, LLC, to one or more of our consolidated subsidiaries or to all of them taken as a whole.  The term “Board” means our board of directors.

We are sending the Notice of Internet Availability of Proxy Materials (Notice) to holders of our common units on or about March 10, 2015. On this date, you will have the ability to access all of our proxy materials on the website referenced in the Notice.

RECORD DATE AND UNITS OUTSTANDING

Holders of record of NuStar’s common units (Common Units) at the close of business on February 26, 2015 are entitled to vote on the matters presented at the 2015 Annual Meeting.  On the record date, 42,913,277 Common Units were issued and outstanding and entitled to one vote per unit.

QUORUM

Holders of Common Units representing a majority of the voting power, present in person or represented by properly executed proxy, shall constitute a quorum.

VOTING

You may submit your proxy over the Internet, by phone or by mail.  If you submit your proxy by telephone or the Internet or by returning a signed proxy card by mail, your units will be voted as you indicate.  If you sign your proxy card without indicating your vote, your units will be voted in accordance with the recommendations of our Board.

If you attend the 2015 Annual Meeting and plan to vote in person, we will provide you with a ballot at the meeting.  If your Common Units are registered directly in your name, you are considered the unitholder of record and you have the right to vote the Common Units in person at the meeting. If your Common Units are held in the name of your broker or other nominee, you are considered the beneficial owner of units held in street name.  As a beneficial owner, if you wish to vote at the meeting, you will need to present valid photo identification and a legal proxy from the unitholder of record (e.g., your broker) authorizing you to vote the Common Units.

REVOCABILITY OF PROXIES

You may revoke a proxy at any time before voting is closed at the 2015 Annual Meeting by (a) submitting a written revocation to the Corporate Secretary of NuStar at the address indicated on the cover page of this proxy statement that is received by the Corporate Secretary by 11:59 p.m. Eastern Time on April 21, 2015, (b) submitting your valid, signed and later-dated proxy by mail that is received by 11:59 p.m. Eastern Time on April 21, 2015, (c) submitting your valid proxy by telephone or over the Internet by 11:59 p.m. Eastern Time on April 21, 2015 or (d) voting in person at the 2015 Annual Meeting by presenting a valid photo identification and a legal proxy.  If instructions to the contrary are not given, units will be voted as indicated on the proxy card.

BROKER NON-VOTES

If the broker does not receive specific voting instructions from the beneficial owner, the New York Stock Exchange (NYSE) rules govern whether or not the broker is permitted to vote on the beneficial owner’s behalf.  The NYSE has designated certain categories of proposals as “routine” and brokers are permitted to vote on routine matters at their discretion. However, brokers are prohibited from voting on any matter not deemed routine, which results in a “broker non-vote” for such proposal.  A broker non-vote is treated as “present” for purposes of determining the existence of a quorum.  For a proposal requiring the vote of a majority of a company’s issued and outstanding voting power, a broker non-vote constitutes, in effect, a vote against such proposal.  A broker non-vote has no effect when a majority of the voting power of the units present in person or by proxy and entitled to vote or a plurality or majority of the votes cast is required for approval.

The election of one Class III director (Proposal No. 1) is considered non-routine under applicable NYSE rules.  Since a broker or other nominee of a beneficial owner cannot vote on non-routine matters and a significant proportion of our unitholders hold Common Units through brokers, there will likely be a number of broker non-votes on Proposal No. 1.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015 (Proposal No. 2) is a matter considered routine under applicable NYSE rules.  A broker or other nominee generally may vote on routine matters and, therefore, we do not expect broker non-votes in connection with Proposal No. 2.

SOLICITATION OF PROXIES

NuStar pays for any cost of soliciting proxies and the 2015 Annual Meeting.  In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of NuStar, none of whom will be specially compensated for such activities.  NuStar also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities.

INFORMATION REGARDING THE BOARD OF DIRECTORS

NuStar’s business is managed under the direction of its Board.  NuStar’s Second Amended and Restated Limited Liability Company Agreement provides for the Board to be divided into Class I, Class II and Class III directors, with each class serving a staggered three-year term.  Our Board conducts its business through meetings of its members and its committees.  In 2014, our Board held six meetings, the Audit Committee held eight meetings, the Compensation Committee held two meetings and the Nominating/Governance Committee held one meeting.  No member of the Board attended less than 75% of the meetings of the Board and committees of which he or she was a member during 2014. All Board members attended the 2014 Annual Meeting of Unitholders on April 23, 2014, and all Board members are expected to attend the 2015 Annual Meeting.

INDEPENDENT DIRECTORS

The Board includes one member of management, Bradley C. Barron, President and Chief Executive Officer (CEO), and four non-management directors.  The Board has determined that three of four of its non-management directors meet the independence requirements of the NYSE listing standards as set forth in the NYSE Listed Company Manual.  The independent directors are William B. Burnett, James F. Clingman, Jr. and Jelynne LeBlanc-Burley.  As a member of management, Mr. Barron is not an independent director under the NYSE listing standards, and, as of the February 26, 2015 record date, our Chairman of the Board, William E. Greehey, owned approximately 19.1% of our outstanding units.

The Board’s Audit, Compensation and Nominating/Governance Committees are composed entirely of directors who meet the independence requirements of the NYSE listing standards.  Each member of the Audit Committee also meets the additional independence standards for Audit Committee members set forth in the regulations of the Securities and Exchange Commission (SEC).

Independence Determinations

Under the NYSE’s listing standards, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with NuStar.  Based upon information requested from and provided by each director concerning their background, employment and affiliations, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, the Board has determined that none of Mr. Burnett, Mr. Clingman or Ms. LeBlanc-Burley has any more than an immaterial relationship with NuStar, either directly or as a partner, stockholder or officer of an organization that has a relationship with NuStar and, therefore, each is independent under the NYSE’s listing standards.

As provided for under the NYSE listing standards, the Board has adopted categorical standards or guidelines to assist the Board in making its independence determinations with respect to each director.  These standards are published in Article I of NuStar’s Corporate Governance Guidelines and are available on our website at www.nustargpholdings.com (under the “Corporate Governance” tab in the “Investors” section).  Under the NYSE listing standards, immaterial relationships that fall within the guidelines are not required to be disclosed in this proxy statement.

An immaterial relationship falls within the guidelines if it:

•                 is not a relationship that would preclude a determination of independence under Section 303A.02(b) of the NYSE Listed Company Manual;

•                 consists of charitable contributions by NuStar to an organization where a director is an executive officer and does not exceed the greater of $1 million or 2% of the organization’s gross revenue in any of the last three years;

•                 consists of charitable contributions by NuStar to any organization with which a director, or any member of a director’s immediate family, is affiliated as an officer, director or trustee pursuant to a matching gift program of NuStar and made on terms applicable to employees and directors generally, or is in amounts that do not exceed $250,000 per year; and

•                 is not required to be disclosed in this proxy statement.

COMMITTEES OF THE BOARD

The Board has standing Audit, Compensation and Nominating/Governance Committees.  Each committee has a written charter.  These charters are published on our website at www.nustargpholdings.com (under the “Corporate Governance” tab in the “Investors” section).

Audit Committee

The Audit Committee reviews and reports to the Board on various auditing and accounting matters, including the quality, objectivity and performance of our internal and external accountants and auditors, the adequacy of our financial controls and the reliability of financial information reported to the public.  The Audit Committee also monitors our efforts to comply with environmental laws and regulations and the Foreign Corrupt Practices Act.  The members of the Audit Committee are Mr. Burnett (Chairman), Mr. Clingman and Ms. LeBlanc-Burley.  The Audit Committee met eight times during 2014.  The “Audit Committee Report” appears below within the disclosures related to Proposal No. 2.

The Board has determined that Mr. Burnett is an “audit committee financial expert” (as defined by the SEC), and that he is “independent” as independence for audit committee members is defined in the NYSE Listing Standards.  For further information regarding Mr. Burnett’s relevant experience, see “Proposal No. 1 Election of Directors - Information Concerning the Nominee and Other Directors.”

Compensation Committee

The Compensation Committee reviews and reports to the Board on matters related to compensation strategies, policies and programs, including certain personnel policies and policy controls, management development, management succession and benefit programs. The Compensation Committee also conducts periodic reviews of director compensation and makes recommendations to the Board regarding director compensation. The Compensation Committee approves and administers our equity compensation plan.  The Compensation Committee has, for administrative convenience, delegated authority to our CEO to make non-material amendments to our plans.

The members of the Compensation Committee are Mr. Burnett, Mr. Clingman and Ms. LeBlanc-Burley.  Ms. LeBlanc-Burley became Chair of the Compensation Committee on February 25, 2015.  Prior thereto, Mr. Clingman served as Chairman of the Compensation Committee.  The Compensation Committee met two times during 2014. The “Compensation Committee Report” appears below within the disclosures related to Executive Compensation.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks.  None of the members of the Compensation Committee listed above have ever served as an officer or employee of NuStar or had any relationship requiring disclosure by NuStar under any paragraph of Item 404 of the SEC’s Regulation S-K, which addresses related person transactions.  Except for compensation arrangements disclosed in this proxy statement, NuStar has not participated in any contracts, loans, fees, awards or financial interests, direct or indirect, with any Compensation Committee member, nor is NuStar aware of any means, directly or indirectly, by which a Compensation Committee member could receive a material benefit from NuStar.

Nominating/Governance Committee

The Nominating/Governance Committee evaluates policies on the size and composition of the Board and criteria and procedures for director nominations, and considers and recommends candidates for election to the Board.  The Nominating/Governance Committee also evaluates, recommends and monitors corporate governance guidelines, policies and procedures, including our codes of business conduct and ethics.  The members of the Nominating/Governance Committee are Mr. Clingman (Chairman), Mr. Burnett and Ms. LeBlanc-Burley.  The Nominating/Governance Committee met one time during 2014.

In addition to recommending Mr. Clingman as the nominee for election as the Class III director at the 2015 Annual Meeting, the Nominating/Governance Committee considered and recommended the appointment of a presiding director to preside at meetings of the non-management directors without management, and recommended assignments for the committees of the Board.  The full Board approved the recommendations of the Nominating/Governance Committee and adopted resolutions approving the nominee to stand for election as the Class III director at the 2015 Annual Meeting, the appointment of a presiding director and assignments for the committees of the Board.

SELECTION OF DIRECTOR NOMINEES

The Nominating/Governance Committee solicits recommendations for potential Board candidates from a number of sources, including members of the Board, NuStar’s officers, individuals personally known to the members of the Board and third-party research.  In addition, the Nominating/Governance Committee will consider candidates submitted by unitholders.  Any submissions by a unitholder must be in writing and include the candidate’s name, qualifications for Board membership, and sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee’s qualifications can be made.  Submissions must be directed to NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement or corporatesecretary@nustarenergy.com.  The level of consideration that the Nominating/Governance Committee will give to a unitholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating unitholder makes available to the Nominating/Governance Committee.  The Nominating/Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis.  In addition, in order to nominate a person for election as a director at an annual unitholders meeting, our limited liability company agreement requires unitholders to follow certain procedures, including providing timely notice, as described under “Additional Information – Advance Notice Required for Unitholder Nominations and Proposals” below.

Evaluation of Director Candidates

The Nominating/Governance Committee is responsible for assessing the skills and characteristics that candidates for election to the Board should possess, as well as the composition of the Board as a whole.  The assessments include qualifications under applicable independence standards and other standards applicable to the Board and its committees, as well as consideration of skills and experience in the context of the needs of the Board.  Each candidate must meet certain minimum qualifications, including:

•                  independence of thought and judgment;

•                  the ability to dedicate sufficient time, energy and attention to the performance of his or her duties, taking into consideration the nominee’s service on other public company boards; and

•                  skills and expertise complementary to the existing Board members’ skills; in this regard, the Board will consider its need for operational, managerial, financial, governmental affairs or other relevant expertise.

The Nominating/Governance Committee also may consider the ability of a prospective candidate to work with the then-existing interpersonal dynamics of the Board and the candidate’s ability to contribute to the collaborative culture among Board members.  In accordance with our Corporate Governance Guidelines, individuals are considered for membership on the Board based on their character, judgment, integrity, diversity, age, skills (including financial literacy), independence and experience in the context of the overall needs of the Board.  Nominees are also selected based on their knowledge about our industry and their respective experience leading or advising large companies.  We require that our directors have the ability to work collegially, exercise good judgment and think critically.  In addition, we ask that our directors commit to working hard for our company. The Nominating/Governance Committee strives to find the best possible candidates to represent the interests of NuStar and its unitholders. As part of its self-assessment process, the Nominating/Governance Committee annually evaluates the mix of independent and non-independent directors, the selection and functions of the presiding director and whether the Board has the appropriate range of talents, expertise and backgrounds.

Based on this evaluation, the Nominating/Governance Committee determines whether to interview a candidate and, if warranted, will recommend that one or more of its members, other members of the Board or senior management, as appropriate, interview the candidate in person or by telephone.  After completing this evaluation and interview process, the Nominating/Governance Committee ultimately determines its list of nominees and submits it to the full Board for consideration and approval.

LEADERSHIP STRUCTURE OF THE BOARD; PRESIDING DIRECTOR AND MEETINGS OF NON-MANAGEMENT DIRECTORS

As prescribed by our limited liability company agreement, the Chairman of the Board has the power to preside at all meetings of the Board.  Mr. Greehey serves as the Chairman of our Board.  Although the Board believes that the separation of the Chairman and CEO roles is appropriate in the current circumstances, our Corporate Governance Guidelines do not establish this approach as a policy.

Our Board appoints a “Presiding Director,” whose responsibilities include presiding over Board meetings that take place outside the presence of management.  Such meetings occur regularly.  Pursuant to the recommendation of the Nominating/Governance Committee, the Board designated Mr. Clingman to serve as the Presiding Director for 2015.

RISK OVERSIGHT

Although it is the job of management to assess and manage our risk, the Board and its Audit Committee (each where applicable) discuss the guidelines and policies that govern the process by which risk assessment and management is undertaken and evaluate reports from various functions with the management team on risk assessment and management.  The Board interfaces regularly with management and receives periodic reports that include updates on operational, financial, legal and risk management matters.  The Audit Committee assists the Board in oversight of the integrity of NuStar’s financial statements and NuStar’s compliance with legal and regulatory requirements, including those related to the health, safety and environmental performance of our company.  The Audit Committee also reviews and assesses the performance of NuStar’s internal audit function and its independent auditors.  The Board receives regular reports from the Audit Committee. We do not believe that the Board’s role in risk oversight has an effect on the Board’s leadership structure.

As described below in “Compensation Discussion and Analysis,” we pay a services fee under a services agreement between our subsidiary, NuStar GP, LLC, and NuStar Energy L.P.  We receive all administrative services from NuStar GP, LLC.  In addition to the services fee, we pay 1% of NuStar GP, LLC’s domestic bonus and unit compensation expense, subject to certain adjustments.  The total fee for 2014 was $1.7 million. Although we have officers, we do not compensate them other than through the services fee.  We believe that the services fee that we pay does not create incentives to take risks that are reasonably likely to have a material adverse effect on NuStar.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Our Board is divided into three classes for purposes of election.  One Class III director will be elected at the 2015 Annual Meeting to serve a three-year term that will expire at the 2018 Annual Meeting.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE NOMINEE.

In accordance with NuStar’s limited liability company agreement, the nominee for Class III director will be elected by a plurality of the votes cast by the holders of the Common Units represented at the 2015 Annual Meeting and entitled to vote, whether or not these votes represent a majority of the votes of the holders of the Common Units present and voting at the 2015 Annual Meeting.  Votes “withheld” from the nominee will not count against the election of the nominee.

If the nominee is unavailable as a candidate at the time of the 2015 Annual Meeting, either the number of directors constituting the full Board will be reduced to eliminate the vacancy, or the persons named as proxies will use their best judgment in voting for any available nominee.  The Board has no reason to believe that the current nominee will be unable to serve.

INFORMATION CONCERNING THE NOMINEE AND OTHER DIRECTORS

The following table describes (1) the nominee for election as a director at the 2015 Annual Meeting and (2) the other members of the Board whose terms expire in 2016 and 2017.  The information provided is based in part on data furnished by the directors and in part on NuStar’s records.  There is no family relationship among any of the executive officers or directors of NuStar.

	Positions Held with NuStar	Executive Officer or Director Since	Age as of the Date of the 2015 Annual Meeting	Director Class (1)
Nominee:
James F. Clingman, Jr.	Director	2006	77	III

Other Directors:
William E. Greehey	Director	2006	78	I
Jelynne LeBlanc-Burley	Director	2013	54	I
Bradley C. Barron	President, CEO and Director	2006(2)	49	II
William B. Burnett	Director	2006	65	II

(1)      If elected, the term of office of the Class III director will expire at the 2018 Annual Meeting.  The terms of office of the Class I directors will expire at the 2016 Annual Meeting and the terms of office of the Class II directors will expire at the 2017 Annual Meeting.

(2)      Mr. Barron has been an executive officer of NuStar since 2006, and he became a director on January 1, 2014.

Class III Nominee

Mr. Clingman became a director of NuStar in December 2006. From 1984 through 2003, Mr. Clingman served as the President and Chief Operating Officer of HEB Grocery Company. He also served on the board of HEB from 1984 through 2008. From 2003 through June 2010, Mr. Clingman served on the board of directors of CarMax, a publicly held NYSE-listed company; he also served as a member of its audit committee and, from 2003 through 2005, its compensation committee. He also has served as Chairman of the Board of three privately held food manufacturing companies owned by Silver Ventures Inc. since 2005. Mr. Clingman’s pertinent experience, qualifications, attributes and skills include: the knowledge and experience attained through decades of service for HEB, both as an officer and as a director, and the experience attained through his service on the boards of CarMax and NuStar.

Other Directors

Mr. Greehey became the Chairman of the board of directors of NuStar in March 2006. He also has been the Chairman of the board of directors of NuStar GP, LLC since January 2002. Mr. Greehey served as Chairman of the board of directors of Valero Energy Corporation (Valero Energy) from 1979 through January 2007. Mr. Greehey was Chief Executive Officer of Valero Energy from 1979 through December 2005, and President of Valero Energy from 1998 until January 2003. Mr. Greehey’s pertinent experience, qualifications, attributes and skills include: his decades of experience in virtually every aspect of the refining and logistics industries, including his extensive years of service as both CEO and Chairman of the Board at Valero Energy, and the knowledge and experience he has attained through his service as Chairman of the Board at NuStar GP, LLC and NuStar.

Ms. LeBlanc-Burley became a director of NuStar in April 2013. She has been Executive Vice President – Energy Delivery & Customer Service and Chief Delivery Officer of CPS Energy since August 2013.  Prior thereto, she served as Executive Vice President – Corporate Support Services and Chief Administrative Officer of CPS Energy since August 2010. She served as the Acting General Manager of CPS Energy from November 2009 to July 2010 and the Senior Vice President – Chief Administrative Officer at CPS Energy from April 2008 to November 2009. Prior to her services at CPS Energy, Ms. LeBlanc–Burley was the Deputy City Manager for the City of San Antonio from February 2006 to February 2008. Ms. LeBlanc–Burley’s pertinent experience, qualifications, attributes and skills include: experience and knowledge gained through her years as an executive at CPS Energy, her decades of service with the City of San Antonio and her work as a director and audit committee member of several large non-profit companies.

Mr. Barron became Chief Executive Officer, President and a director of NuStar and NuStar GP, LLC in January 2014.  He served as Executive Vice President and General Counsel of NuStar and NuStar GP, LLC from February 2012 until his promotion in January 2014.  From April 2007 to February 2012, he served as a Senior Vice President and General Counsel of NuStar and NuStar GP, LLC.  Mr. Barron also served as Secretary of NuStar and NuStar GP, LLC from April 2007 to February 2009. He served as Vice President, General Counsel and Secretary of NuStar from March 2006 until April 2007 and as Vice President, General Counsel and Secretary of NuStar GP, LLC from January 2006 until April 2007. He has been with NuStar GP, LLC since July 2003 and, prior to that, was with Valero Energy from January 2001 until July 2003. Mr. Barron’s pertinent experience, qualifications, attributes and skills include: his many years of experience in the refining and logistics industries and the extensive knowledge and experience he has attained through his service as an executive officer of NuStar and NuStar GP, LLC.

Mr. Burnett became a director of NuStar in August 2006. Mr. Burnett served as the Chief Financial Officer of Lucifer Lighting Company, a San Antonio, Texas-based manufacturer of architectural lighting products, from 2004 to 2007 and as a director of Lucifer from 2004 to 2009. Mr. Burnett is a C.P.A. and, in 2001, retired as a partner with Arthur Andersen LLP after 29 years of service. Mr. Burnett’s pertinent experience, qualifications, attributes and skills include: financial literacy and expertise, managerial experience through his years at Arthur Andersen and Lucifer, and the knowledge and experience he has attained through his service as a director of NuStar.

For detailed information regarding our directors’ respective holdings of NuStar Common Units, compensation and other arrangements, see “Information Regarding the Board of Directors,” “Beneficial Ownership of NuStar Securities,” “Compensation of Directors” and “Certain Relationships and Related Party Transactions.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers, directors and greater than 10% unitholders to file with the SEC certain reports of ownership and changes in ownership.  Based on a review of such forms and written representations from certain reporting persons, we believe that all Section 16(a) reports applicable to our executive officers, directors and greater than 10% unitholders were filed on a timely basis during or with respect to the year ended December 31, 2014.

BENEFICIAL OWNERSHIP OF NUSTAR SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person or entity we know to be a beneficial owner of more than 5% of our Common Units as of December 31, 2014, and it is based solely upon reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Units Beneficially Owned	Percentage of Outstanding Units (1)

William E. Greehey (2) 19003 IH-10 West San Antonio, TX 78257	8,213,774	19.14

Neuberger Berman Group LLC (3) 605 Third Avenue New York, NY 10158	6,796,383	15.84

Oppenheimer Funds, Inc. (4) Two World Financial Center 225 Liberty Street New York, NY 10281	4,796,364	11.18

Morgan Stanley (5) 1585 Broadway New York, NY 10036	3,731,728	8.70

(1)      The reported percentages are based on 42,913,277 Common Units outstanding on December 31, 2014.

(2)      Mr. Greehey is Chairman of our Board.

(3)      As reported on a Schedule 13G/A filed on February 12, 2015, Neuberger Berman Group LLC and its affiliates may be deemed to beneficially own 6,796,383 units because they or certain affiliated persons have shared dispositive power with respect to 6,796,383 units and shared voting power with respect to 6,536,170 units of unrelated clients.  Neuberger Berman Group LLC and its affiliates disclaim beneficial ownership of the units pursuant to Rule 13d-4 of the Exchange Act.

(4)      As reported on a Schedule 13G/A filed on February 9, 2015, Oppenheimer Funds, Inc. has shared voting and dispositive power with respect to 4,796,364 units. Oppenheimer Funds, Inc. disclaims beneficial ownership of the units pursuant to Rule 13d-4 of the Exchange Act.

(5)      As reported on a Schedule 13G/A filed on February 5, 2015, Morgan Stanley has sole voting power with respect to 3,657,547 units, shared voting power with respect to 71,807 units and shared dispositive power with respect to 3,731,728 units.  The Schedule 13G/A also reported that Morgan Stanley Strategic Investments, Inc. has sole voting power and shared dispositive power with respect to 3,340,385 units.

SECURITY OWNERSHIP OF OUR MANAGEMENT AND DIRECTORS

Except as otherwise indicated, the following table sets forth information as of February 26, 2015 regarding NuStar Common Units and NuStar Energy L.P. Common Units beneficially owned (or deemed to be owned) by the nominee for director, each current director, each executive officer and all current directors and executive officers of NuStar as a group.  Unless otherwise indicated in the notes to the table, each of the named persons and members of the group has sole voting and investment power with respect to the units shown:

Name of Beneficial Owner (1)	NuStar Units Beneficially Owned (2)	Percentage of Outstanding NuStar Units	NuStar Energy L.P. Units Beneficially Owned (3)	NuStar Energy L.P. Units under Exercisable Options (4)	Percentage of Outstanding NuStar Energy L.P. Units (5)
William E. Greehey	8,213,774	19.14%	2,759,266	—	3.54%
Bradley C. Barron	29,299	*	31,753	—	*
Jelynne LeBlanc-Burley	6,671	*	—	—	*
William B. Burnett	20,411	*	—	—	*
James F. Clingman, Jr.	57,891	*	—	—	*
Mary Rose Brown	49,233	*	47,012	—	*
Thomas R. Shoaf	13,773	*	18,961	2,825	*
Jorge A. del Alamo	1,225	*	11,176	—	*
Amy L. Perry (6)	1,275	*	6,542	—	*
Karen M. Thompson	1,275	*	11,731	—	*
All directors and executive officers as a group (10 persons)	8,394,827	19.56%	2,886,441	2,825	3.71%

*  Indicates that the percentage of beneficial ownership does not exceed 1% of the class.

(1)            The business address for all beneficial owners listed above is 19003 IH-10 West, San Antonio, Texas 78257.

(2)            As of February 26, 2015, 42,913,277 NuStar units were issued and outstanding. No executive officer or director owns any class of equity securities of NuStar other than Common Units. Totals include restricted Common Units issued under NuStar’s long-term incentive plan. Restricted Common Units granted under NuStar’s long-term incentive plan may not be disposed of or voted until vested.

(3)            As of February 26, 2015, 77,886,078 NuStar Energy L.P. units were issued and outstanding. No executive officer or director owns any class of equity securities of NuStar Energy L.P. other than units. Totals include restricted units issued under NuStar Energy L.P.’s long-term incentive plans. Restricted units granted under NuStar Energy L.P.’s long-term incentive plans may not be disposed of or voted until vested.

(4)            This column discloses NuStar Energy L.P. units that may be acquired within 60 days after February 26, 2015 through the exercise of options to purchase NuStar Energy L.P. units.

(5)            The calculation for “Percentage of Outstanding NuStar Energy L.P. Units” includes the total of units listed under the captions “NuStar Energy L.P. Units Beneficially Owned” and “NuStar Energy L.P. Units under Exercisable Options.”

(6)            Ms. Perry was divorced in September 2012 and, as a part of the settlement, Ms. Perry agreed to give her ex-spouse a portion of any NuStar Energy L.P. units she would receive in the future upon vesting of restricted units that were granted to her prior to September 2012 (in 2007 through 2011) and remained outstanding at the time of the divorce.

The following Compensation Committee Report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of NuStar’s filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management.  Based on the foregoing review and discussions and such other matters the Compensation Committee deemed relevant and appropriate, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Jelynne LeBlanc-Burley, Chair

William B. Burnett

James F. Clingman, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

Our officers also are officers of NuStar GP, LLC, our wholly owned subsidiary and the general partner of Riverwalk Logistics, L.P., the general partner of NuStar Energy L.P.  Our only cash-generating assets are our indirect ownership interests in NuStar Energy L.P., a publicly traded Delaware limited partnership (NYSE: NS).

We do not pay our officers.  Instead, under a services agreement between NuStar Energy L.P. and NuStar GP, LLC, dated effective January 1, 2008 (the Services Agreement), we receive administrative services, which include executive management, accounting, legal, cash management, corporate finance and other administrative services, from NuStar GP, LLC for an administrative services fee (the Services Fee).  The total Services Fee for all services provided during 2014 was $1.7 million.

EXECUTIVE COMPENSATION

As described above in “Compensation Discussion and Analysis,” we do not pay our officers and we receive all administrative services from our wholly owned subsidiary, NuStar GP, LLC, under the above-referenced Services Agreement for an annual fee of, presently, $1.1 million plus 1.0% of NuStar GP, LLC’s domestic bonus and unit compensation expense and subject to certain other adjustments.  The total Services Fee for all services provided during 2014 was $1.7 million.  Please see NuStar Energy L.P.’s Annual Report on Form 10-K for the year ended December 31, 2014 for disclosure of the compensation of certain NuStar GP, LLC officers for their services for NuStar Energy L.P.

In addition, we have no employment, severance or other agreements with any of our officers.  Pension and benefit plans for NuStar GP, LLC officers and other employees are maintained by NuStar GP, LLC. Any costs incurred by us related to and for those pension and other retirement benefit plans are reimbursed by NuStar Energy L.P. NuStar Energy L.P. will fund these plans.  As a result, we have omitted the following tables from our disclosure:

•                 Pension Benefits For the Year Ended December 31, 2014

•                 Nonqualified Deferred Compensation For the Year Ended December 31, 2014

•                 Potential Payments Upon Termination or Change of Control

During 2014, at a joint meeting of the Compensation Committee of the Board of Directors of NuStar GP, LLC and our Compensation Committee, our Compensation Committee approved a grant of restricted units to certain officers of NuStar GP, LLC, including those who also are our officers.  Our Compensation Committee granted those restricted units to encourage the officers to continue to devote their best efforts to advancing the business of NuStar GP Holdings, LLC and NuStar Energy L.P.

Due to the fact that 99% of the 2014 expense for the bonus and unit compensation was paid by NuStar Energy L.P. (as reflected in the disclosures in NuStar Energy L.P.’s Annual Report on Form 10-K for the year ended December 31, 2014), we have omitted the following tables from our disclosure:

•                 Summary Compensation Table

•                 Grants of Plan-Based Awards During the Year Ended December 31, 2014

•                 Outstanding Equity Awards at December 31, 2014

•                 Option Exercises and Units Vested During the Year Ended December 31, 2014

COMPENSATION OF DIRECTORS

The following table provides a summary of compensation paid to members of our board of directors for the year ended December 31, 2014. The footnotes to the table provide important information to explain the values presented in the table, and are an important part of our disclosures.

DIRECTOR COMPENSATION

FOR THE YEAR ENDED DECEMBER 31, 2014

Name	Fees Earned or Paid in Cash ($) (1)	Unit Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)	TOTAL ($)

William E. Greehey	109,750	94,995	—	—	n/a	—	204,745

Bradley C. Barron	(5)	(5)	(5)	(5)	(5)	(5)	(5)

William B. Burnett	81,750	69,980	—	—	n/a	—	151,730

James F. Clingman, Jr.	76,750	69,980	—	—	n/a	—	146,730

Jelynne LeBlanc-Burley	75,500	69,980	—	—	n/a	—	145,480

(1)      The amounts disclosed in this column exclude reimbursement for expenses for transportation to and from Board meetings and lodging while attending meetings.

(2)      The amounts reported represent the grant date fair value for the December 19, 2014 grant of restricted NuStar units to our non-employee directors (2,776 restricted units for Mr. Greehey, as Chairman, and 2,045 restricted units for each of the other non-employee directors) based on the closing price of our units on the NYSE on December 19, 2014 ($34.22).  Restricted units are contractual obligations of NuStar to provide NuStar units. For information regarding the assumptions made in the valuation of restricted units, see Note 15 of the Notes to the Consolidated Financial Statements of NuStar included in NuStar’s Annual Report on Form 10-K for the year ended December 31, 2014.

As of December 31, 2014, each director holds the following aggregate number of restricted units and unit options:

Name	Aggregate # of Restricted Units	Aggregate # of Unit Options

Mr. Greehey	6,183	—
Mr. Barron (a)	10,357	—

Mr. Burnett	4,556	—

Mr. Clingman	4,556	—

Ms. LeBlanc-Burley	5,130	—

(a) Mr. Barron is not compensated for his service as a director.  The units in the table were awarded in connection with his service as Chief Executive Officer and President of NuStar GP, LLC, as described under “Executive Compensation” above.

(3)      No unit options have been granted to NuStar’s non-employee directors.

(4)      Our non-employee directors do not participate in these plans.  Pension and benefit plans are maintained by our wholly owned subsidiary, NuStar GP, LLC.  In addition, since costs incurred by us related to pension and other retirement benefit plans are reimbursed by NuStar Energy L.P., funding for these plans primarily will be provided by NuStar Energy L.P.

(5)      Mr. Barron was not compensated for his service as a director of NuStar.

During 2014, non-employee directors received a retainer fee of $55,000 per year, plus $1,250 for each Board and committee meeting attended in person and $500 for each Board and committee meeting attended telephonically.  Beginning in August 2014, the amount paid for meetings attended in person increased from $1,250 to $1,500 per meeting. The chairperson of the Audit Committee received an additional $10,000 annual retainer, and the chairpersons of the Compensation Committee and the Nominating/Governance Committee each received an additional $5,000 annual retainer.  Each director also is reimbursed for expenses of meeting attendance.  Directors who are employees of NuStar GP, LLC receive no compensation (other than reimbursement of expenses) for serving as directors.  The Chairman of the Board receives an additional retainer fee of $50,000 per year.

During 2014, NuStar supplemented the compensation paid to non-employee directors with an annual grant of restricted units valued at $70,000 that vests in equal annual installments over a three-year period. The Chairman of the Board received an additional grant of restricted units valued at $25,000 per year.  We believe this annual grant of restricted units increases the non-employee directors’ identification with the interests of NuStar’s unitholders through ownership of NuStar’s units.  Upon a non-employee director’s initial election to the Board, the director will receive a grant of restricted units equal to the pro-rated amount of the annual grant of restricted units from the time of his election through the next annual grant of restricted units.

In the event of a “Change of Control” as defined in NuStar’s long-term incentive plan, all unvested restricted units and unit options previously granted immediately become vested or exercisable. The plan also contains anti-dilution provisions providing for an adjustment in the number of restricted units or unit options, respectively, which have been granted to prevent dilution of benefits in the event there is a change in our capital structure that affects our Common Units.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about NuStar’s equity compensation plan as of December 31, 2014, which is described in further detail in Note 15 of the Notes to the Consolidated Financial Statements included in NuStar’s Annual Report on Form 10-K for the year ended December 31, 2014.

Plan categories	Number of securities to be issued upon exercise of outstanding unit options, warrants and rights	Weighted-average exercise price of outstanding unit options, warrants and rights ($) (1)	Number of securities remaining for future issuance under equity compensation plans
Equity Compensation Plans approved by security holders (2)	59,515	—	1,527,164
Equity Compensation Plans not approved by security holders	—	—	—

(1)      No value is included in this column because NuStar’s restricted units do not have an exercise price.

(2)      The information in this row relates to NuStar’s Long-Term Incentive Plan, as amended and restated as of April 1, 2007.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

In January 2007, our Board adopted a written related person transaction policy that codifies our prior practice.  The policy requires that any transaction between NuStar and: (1) any vice president, Section 16 officer or director; (2) any 5% or greater unitholder of NuStar Energy L.P. or NuStar; (3) any immediate family member of any officer or director; or (4) any entity controlled by any of (1), (2) or (3) (or in which any of (1), (2) or (3) owns more than 5%) must be approved by the disinterested members of the Board.  In addition, the policy provides that the officers and directors have an affirmative obligation to inform our Corporate Secretary of his or her immediate family members, as well as any entities in which he or she controls or owns more than 5%.

Management also makes it a practice to inform the Board and/or its committees regarding any potential “related person” transaction (within the meaning of Item 404(a) of the SEC’s Regulation S-K) of which management is aware.  We also solicit information from our directors and officers annually in connection with the preparation of disclosures in our proxy statement.  These questionnaires specifically seek information pertaining to any “related person” transaction.

RELATIONSHIP WITH NUSTAR ENERGY L.P.

Due to our ownership of NuStar GP, LLC and Riverwalk Holdings, LLC, as of December 31, 2014, we indirectly owned:

•                 the 2% general partner interest in NuStar Energy L.P., through our indirect 100% ownership interest in Riverwalk Logistics, L.P.;

•                 100% of NuStar Energy L.P.’s incentive distribution rights, which entitle us to receive increasing percentages of the cash distributed by NuStar Energy L.P., currently at the maximum percentage of 23%; and

•                 10,248,179 common units of NuStar Energy L.P. representing 13.2% of the issued and outstanding NuStar Energy L.P. common units.

Our officers also are officers of NuStar GP, LLC.  Our Chairman, William E. Greehey, also is the Chairman of the board of directors of NuStar GP, LLC.  Our Board may appoint NuStar GP, LLC’s directors and generally is responsible for oversight of the general partner of NuStar Energy L.P.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on the Proxy Card)

On February 25, 2015, the Audit Committee recommended, and the Board approved, having KPMG LLP (KPMG) serve as NuStar’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  KPMG also served as NuStar’s independent registered public accounting firm for the fiscal year ended December 31, 2014 and since NuStar became a publicly traded company in July 2006.

The Board requests unitholder approval of the following resolution:

RESOLVED, that the appointment of the firm of KPMG as the independent registered public accounting firm for NuStar GP Holdings, LLC for the purpose of conducting an audit of the consolidated financial statements and internal control over financial reporting of NuStar GP Holdings, LLC and its subsidiaries for the fiscal year ending December 31, 2015 is hereby approved and ratified.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG AS NUSTAR GP HOLDINGS, LLC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

The Audit Committee is responsible for recommending, for unitholder ratification, our independent registered public accounting firm.  The affirmative vote of a majority of the votes cast by the holders of the Common Units represented at the 2015 Annual Meeting and entitled to vote is required for adoption of this proposal.  Accordingly, abstentions from voting will have no effect on the outcome of the vote.  Should unitholders fail to approve the ratification of the appointment of KPMG, the Audit Committee would undertake the task of reviewing the appointment.  Nevertheless, given the difficulty and expense of changing independent accountants mid-way through the year, there is no assurance that a firm other than KPMG could be secured to deliver any or all of NuStar’s independent auditing services required for 2015. The Audit Committee, however, would take the lack of unitholder approval into account when recommending an independent registered public accounting firm for 2016.

Representatives of KPMG are expected to be present at the 2015 Annual Meeting to respond to appropriate questions raised at the 2015 Annual Meeting or submitted to them in writing prior to the 2015 Annual Meeting.  The representatives also may make a statement if they desire to do so.

KPMG FEES

The aggregate fees for professional services rendered to us by KPMG for the years ended December 31, 2014 and 2013 were:

Category of Service	2014	2013
Audit fees (1)	$98,500	$98,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$98,500	$98,000

(1)       Audit fees for 2014 and 2013 were for professional services rendered by KPMG in connection with the audits of our annual financial statements for the years ended December 31, 2014 and 2013, respectively, included in our Annual Reports on Form 10-K, reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q, the audit of the effectiveness of our internal control over financial reporting as of December 31, 2014 and 2013, respectively, and related services that that are normally provided by the principal auditor (e.g., comfort letters and assistance with review of documents filed with the SEC).

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has adopted a pre-approval policy to address the approval of services rendered to NuStar by its independent auditors.  The text of that policy appears in Exhibit 99.01 to NuStar’s Annual Report on Form 10-K for the year ended December 31, 2014.

None of the services (described above) for 2014 or 2013 provided by KPMG were approved by the Audit Committee pursuant to the pre-approval waiver contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

AUDIT COMMITTEE REPORT*

Management is responsible for NuStar’s internal controls and the financial reporting process.  KPMG, NuStar’s independent registered public accounting firm for the year ended December 31, 2014, is responsible for performing an independent audit of NuStar’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and an audit of NuStar’s internal control over financial reporting in accordance with the standards of the PCAOB, and issuing a report thereon.  The Audit Committee monitors and oversees these processes and approves the selection and appointment of NuStar’s independent registered public accounting firm and recommends the ratification of such selection and appointment to the Board.

The Audit Committee has reviewed and discussed NuStar’s audited financial statements with management and KPMG.  The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380 “Communications with Audit Committees”), as adopted by the PCAOB in Rule 3200T.  The Audit Committee has received written disclosures and the letter from KPMG required by applicable requirements of the PCAOB concerning independence, and has discussed with KPMG its independence.

Based on the foregoing review and discussions and such other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board that the audited financial statements of NuStar be included in NuStar’s Annual Report on Form 10-K for the year ended December 31, 2014.

Members of the Audit Committee:

William B. Burnett (Chairman)

James F. Clingman, Jr.

Jelynne LeBlanc-Burley

* The material in the Audit Committee Report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of NuStar’s filings under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

MISCELLANEOUS

GOVERNANCE DOCUMENTS AND CODES OF ETHICS

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer and controller.  This code charges the senior financial officers with responsibilities regarding honest and ethical conduct, the preparation and quality of the disclosures in documents and reports we file with the SEC, compliance with applicable laws, rules and regulations, adherence to the code and reporting of violations of the code.  We also adopted a Code of Business Conduct and Ethics that applies to all of our employees and directors.

We post the following documents on our website at www.nustargpholdings.com under the “Corporate Governance” tab in the “Investors” section.  A print copy of any of these documents also is available to any unitholder upon request.  Requests for documents must be in writing and directed to NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement or corporatesecretary@nustarenergy.com.

Audit Committee Charter

Code of Business Conduct and Ethics

Code of Ethics for Senior Financial Officers

Compensation Committee Charter

Corporate Governance Guidelines

Nominating/Governance Committee Charter

UNITHOLDER COMMUNICATIONS

Unitholders and other interested parties may communicate with the Board, its non-management directors or the Presiding Director by sending a written communication in an envelope addressed to “Board of Directors,” “Non-Management Directors,” or “Presiding Director” in care of NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement or corporatesecretary@nustarenergy.com.  Additional requirements for certain types of communications are stated below under the caption “Additional Information – Advance Notice Required for Unitholder Nominations and Proposals.”

ADDITIONAL INFORMATION - ADVANCE NOTICE REQUIRED FOR UNITHOLDER NOMINATIONS AND PROPOSALS

If you wish to submit a unitholder proposal to be included in our proxy statement for the 2016 Annual Meeting of unitholders pursuant to Rule 14a-8 under the Exchange Act, we must receive your written proposal on or before November 11, 2015.

If you wish to bring business before the 2016 Annual Meeting of unitholders that is not the subject of a proposal pursuant to Rule 14a-8 under the Exchange Act, you must follow procedures outlined in our limited liability company agreement.  One of the procedural requirements in our limited liability company agreement is timely notice in writing of the business the unitholder proposes to bring before the meeting.  Notice must be received at our principal executive offices at the address shown on the cover page of this proxy statement not less than 90 days (December 11, 2015) or more than 120 days (November 11, 2015) prior to the first anniversary of the date on which NuStar first mailed its proxy materials for the preceding year’s annual meeting of unitholders.  In addition, our limited liability company agreement requires that any business proposed must be a proper matter for unitholder action under the limited liability company agreement and the Delaware Limited Liability Company Act.  Unitholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to NuStar.

OTHER BUSINESS

If any matters not referred to in this proxy statement properly come before the 2015 Annual Meeting or any adjournments or postponements thereof, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the units represented by proxy in accordance with their best judgments.  The Board is not currently aware of any other matters that may be presented for action at the 2015 Annual Meeting.

FINANCIAL STATEMENTS

Consolidated financial statements and related information for NuStar, including audited financial statements for the fiscal year ended December 31, 2014, are contained in NuStar’s Annual Report on Form 10-K.  We have filed our Annual Report on Form 10-K with the SEC, and you may review this report on the Internet as indicated in the Notice as well as through our website at www.nustargpholdings.com (under the “Investors” tab in the “SEC Filings” section).

HOUSEHOLDING

The SEC’s rules allow companies to send a single Notice or single copy of annual reports, proxy statements, prospectuses and other disclosure documents (the Proxy Materials) to two or more unitholders sharing the same address, subject to certain conditions.  These “householding” rules are intended to provide greater convenience for unitholders, and cost savings for companies, by reducing the number of duplicate documents that unitholders receive.  Only one copy of the Proxy Materials is being delivered to multiple unitholders sharing the same address, unless we have received contrary instructions.  If your units are held by an intermediary broker, dealer or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary.

If your units are held in a brokerage account and you no longer wish to participate in householding, or if you are receiving multiple copies of the Proxy Materials and wish to receive only one, please notify your broker.   If you hold registered units and you no longer wish to participate in householding, or if you are receiving multiple copies of the Proxy Materials and wish to receive only one, you can notify NuStar by sending a written request to NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement, calling the Corporate Secretary at (210) 918-2000 or emailing corporatesecretary@nustarenergy.com. We will deliver promptly upon written or oral request a separate copy of the Proxy Materials to any unitholder who previously participated in householding and no longer wishes to do so.

TRANSFER AGENT

Computershare Investor Services, Chicago, Illinois, serves as our transfer agent, registrar and distribution paying agent with respect to our Common Units.  Correspondence relating to any unit accounts, distributions or transfers of unit certificates should be addressed to:

Computershare

P.O. Box 30170

College Station, TX  77842-3170

Overnight correspondence should be sent to:

Computershare

211 Quality Circle, Suite 210

College Station, TX  77845

The phone number for Computershare is (781) 575-2000.  The unitholder website is: www.computershare.com/investor and the unitholder website for unit inquiries is: https://www-us.computershare.com/investor/Contact.

NUSTAR GP HOLDINGS, LLC 19003 IH-10 WEST SAN ANTONIO, TX 78257

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 21, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Time on April 21, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M82159-P60537	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

NUSTAR GP HOLDINGS, LLC The Board of Directors recommends you vote FOR the nominee listed: 1. Election of Directors	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominee:

01) James F. Clingman, Jr.

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

2. To ratify the appointment of KPMG LLP as NuStar GP Holdings, LLC's independent registered public accounting firm for 2015.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Dear Unitholder,

NuStar GP Holdings, LLC encourages you to take advantage of convenient ways by which you can vote these units. You can vote these units 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote authorizes the proxies named on the reverse side of the proxy/voting instruction card in the same manner as if you marked, signed, dated and returned the proxy/voting instruction card. If you choose to vote these units by telephone or the Internet, there is no need to mail back your proxy/voting instruction card. To vote the units by telephone or via the Internet, please have this voting form in hand and follow the instructions on the reverse side.

Your vote is important. Thank you for voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. If you do not vote via the Internet or telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

M82160-P60537

NUSTAR GP HOLDINGS, LLC

Annual Meeting of Unitholders

April 22, 2015

This proxy is solicited by the Board of Directors

By signing on the reverse side, I (we) hereby appoint each of Bradley C. Barron, Thomas R. Shoaf and Amy L. Perry (the "proxies") as proxy holders, each with full power of substitution, to represent and to vote all units of NuStar GP Holdings, LLC that the undersigned could vote at the Company's Annual Meeting of Unitholders to be held at NuStar Corporate Headquarters, 19003 IH-I0 West, San Antonio, Texas on April 22, 2015 at 10:30 a.m., including any adjournment thereof, as to the matters set forth in the Notice of Annual Meeting and Proxy Statement, and, in their discretion, on any other matter that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you do not vote by telephone or over the Internet, please sign and return this card using the enclosed envelope.

Continued and to be signed on reverse side